POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 14, 2013 TO THE
SUMMARY PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares Preferred Portfolio

Unlisted preferred securities no longer qualify for inclusion in The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index, the underlying index for PowerShares Preferred Portfolio (the "Underlying Index"). Unlisted senior and subordinated debt securities that meet all other eligibility requirements continue to be eligible for inclusion in the Underlying Index. The name of the Underlying Index and the manner by which it is calculated (except as noted above) will not change. Therefore, effective immediately, the Summary Prospectus is changed as follows:

•  On page 1, the third and fourth sentences of the first paragraph in the section titled "Principal Investment Strategies" are deleted and replaced with the following:

The Underlying Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts ("ADRs"), as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Underlying Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion.

Please Retain This Supplement For Future Reference.

P-PGX-SUMPRO-1 SUP-1 061413